                                 Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 1, 2001 included in EDGAR Online Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our firm included in this Registration Statement.


                                                       /s/  KPMG LLP


Stamford, Connecticut
May 4, 2001